CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Principal Executive Officer of Schroder Global Series Trust (the "Trust"), with respect to the Trust's Form N-CSRS for the six month period ended April 30, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     1. such report on Form N-CSRS for the six month period ended April 30, 2009 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such report on Form N-CSRS for the six month period ended April 30, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: July 7, 2009
     ------------------------


                                        /s/ Mark A. Hemenetz
                                        ----------------------------------------
                                        Mark A. Hemenetz
                                        Principal Executive Officer
                                        Schroder Global Series Trust

                                 CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

     The undersigned, the Treasurer and Chief Financial Officer of Schroder Global Series Trust (the "Trust"), with respect to the Trust's Form N-CSRS for the six month period ended April 30, 2009 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     1. such report on Form N-CSRS for the six month period ended April 30, 2009 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such report on Form N-CSRS for the six month period ended April 30, 2009 fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: July 7, 2009
     -----------------------


                                        /s/ Alan M. Mandel
                                        ----------------------------------------
                                        Alan M. Mandel
                                        Treasurer and Chief Financial Officer
                                        Schroder Global Series Trust